File No. 333-61751
                                               Rule 497(e)


            STEIN ROE FLOATING RATE INCOME FUND

          Supplement to Nov. 20, 1998 Prospectus
              ________________________________

     REDUCTION OF FEES. Effective August 3, 1999, the annual management fee was decreased from 0.85% of average net assets to 0.45%; and the annual administrative fee was reduced from 0.25% of average net assets to 0.20%.

     MULTIPLE CLASSES OF SHARES. Stein Roe Floating Rate Income Fund has applied for exemptive relief from the Securities and Exchange Commission to allow the Fund to issue multiple classes of shares and, in the case of subsequently authorized classes of shares only, charge asset-based distribution fees and early withdrawal charges. The exemptive relief would not affect the fees and expenses of the Shares offered in this prospectus. As a condition to the exemptive relief, the Fund would be required to comply with certain regulations that would not otherwise be applicable to the Fund. There can be no assurance that the exemptive relief will be granted. If the relief is not granted, the Fund does not intend to issue multiple classes of shares or charge asset-based distribution fees or early withdrawal charges.

     REPURCHASE REQUEST DEADLINES.  Quarterly Repurchase Request
Deadlines will be on the 15th day in each of the months of March, June, September and December. If the 15th is a weekend or holiday, the Repurchase Request Deadline will be the next business day.


               This Supplement is Dated August 3, 1999